                                                               FILE NOS: 2-79359
                                                                        811-3568

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              MANAGED ASSETS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                              MANAGED ASSETS TRUST

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

                       NOTICE OF MEETING OF SHAREHOLDERS

                                                                  March 12, 1997

To the Shareholders:

     Notice is hereby given that the Meeting of Shareholders of Managed Assets Trust (the "Trust") will be held at its office at One Tower Square, Hartford, Connecticut, on Monday, April 28, 1997 at 9:00 a.m. for the following purposes:

          1. To elect five (5) members of the Board of Trustees, each to serve until his or her successor is elected and qualifies.

          2. To ratify the selection of KPMG Peat Marwick, LLP as independent auditors of the Trust for the year ending December 31, 1997.

          3. To eliminate the fundamental investment restriction concerning restricted securities, while retaining the limitation on illiquid securities.

          4. To act on any and all other business as may properly come before the meeting.

     The close of business on February 28, 1997 has been fixed as the record date for the determination of beneficial Shareholders entitled to notice of and to vote at said meeting.

     By order of the Board of Trustees.
                                               LOGO
                                                ERNEST J. WRIGHT, SECRETARY

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

                              MANAGED ASSETS TRUST

                 PROXY STATEMENT FOR A MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, APRIL 28, 1997

     THE BOARD OF TRUSTEES OF MANAGED ASSETS TRUST (THE "TRUST") SOLICITS YOUR PROXY FOR USE AT A MEETING OF SHAREHOLDERS AND AT ANY ADJOURNMENT OF IT. The meeting will be held at 9:00 a.m. on Monday April 28, 1997, at the office of the Trust, One Tower Square, Hartford, Connecticut. This proxy material is expected to be mailed to Shareholders on or about March 12, 1997.

GENERAL

     The purpose of Meeting of Shareholders is to elect five (5) members of the Board of Trustees, to ratify the selection of KPMG Peat Marwick, LLP as independent accountants of the Trust for the year ending December 31, 1997 and to eliminate the fundamental investment restriction concerning restricted securities, while retaining the limitation on illiquid securities.

VOTE BY PROXY

     A proxy card is enclosed for use at the meeting. The proxy card may be revoked at any time before it is voted by sending a written notice of revocation to the Trust's Secretary or by appearing in person to vote at the meeting. All proxy cards which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions on them, if any.

COST OF SOLICITATION

     The cost of soliciting these proxies will be borne by the Trust. Pursuant to a Management Agreement that became effective on May 1, 1993, The Travelers Insurance Company ("Travelers Insurance") reimburses the Trust for the amount by which the Trust's aggregate annual expenses (including, among other things, the costs of printing, preparing and mailing special meeting notices and proxy solicitation materials) exceed 1.25% of the Trust's average net assets for any fiscal year during which the Management Agreement remains in effect. Travelers Insurance is located at One Tower Square, Hartford, Connecticut 06183.

SHAREHOLDERS AND THE VOTE

     The Trust has one class of Shares representing the entire beneficial interest of the Trust. Each Share ranks equally with every other outstanding Share. Shareholders are entitled to one vote for each full Share owned and fractional votes for fractional Shares. Only beneficial Shareholders of record at the close of business on February 28, 1997, (the record date) will be entitled to notice of and to vote at the meeting. On the record date, there were shares outstanding and entitled to be voted at the meeting. The number of full and fractional votes, which you as a beneficial Shareholder are entitled to provide instructions to cast is set forth on the enclosed proxy card.

     Separate accounts which fund variable annuity contracts and variable life insurance contracts issued by Travelers Insurance and The Travelers Life and Annuity Company ("The Travelers Life and Annuity Company") were the record owners of all of the Shares of the Trust. On that same date, no single shareholder or group beneficially owned more than 5% of the outstanding Shares of the Trust, other than Travelers Insurance and The Travelers Life and Annuity Company.

     This proxy material is being mailed to shareholders, as owners of, or participants in, variable annuity and variable life contracts who had allocated amounts to Managed Assets Trust through certain separate accounts as of the record date, (i.e. beneficial owners of the Shares). The Shareholders will direct Travelers Insurance and Travelers Life and Annuity how they wish the Shares in which they have a beneficial interest to be voted. Travelers Insurance and Travelers Life and Annuity will vote all Shares held by it as instructed by the contract owners or participants, and intends to vote all Shares for which no instructions are received in the same proportion as they vote Shares for which instructions are received.

VOTE REQUIRED

     Approval of the Proposals require the affirmative "vote of a majority of the outstanding voting securities" of the Trust. Under the Investment Company Act of 1940 (the "1940 Act"), a "vote of a majority of the outstanding voting securities" means the affirmative vote of (a) 67% of the outstanding voting securities represented at the meeting, if more than 50% of the outstanding voting securities are represented, or (b) more than 50% of the outstanding voting securities, whichever is less. For purposes of determining the presence of a quorum for transacting business at the meeting, abstentions will be treated as shares which are present, but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the request.

ANNUAL REPORT

     The Trust's Annual Report to Shareholders containing financial statements for the fiscal year ended December 31, 1996 was mailed to all Shareholders of record as of December 31, 1996. Copies of the Annual Report may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030 free of charge, or by calling 1-860-277-3525.

1.  ELECTION OF THE BOARD OF TRUSTEES

     At the meeting, five (5) members of the Board of Trustees are to be elected to hold office until the next annual meeting and until their successors shall have been elected and qualify. Unless this authority has been withheld on the proxy card, it is intended that the proxy card will be voted for the election of the five nominees named below. If any of the nominees are unable to serve at the time of the meeting, and there is no reason to believe they will not serve, the persons named as proxies may vote for any other person or persons as they may determine at their discretion. The following nominees are recommended by the Nominating Committee pursuant to their meeting held on January 31, 1997.

                                                                                   CONTRACTS
    NOMINEE FOR                                                                      OWNED
      TRUSTEE                            PRINCIPAL OCCUPATION                       12/31/96
-------------------   ----------------------------------------------------------   ----------
Heath B. McLendon*    Managing Director (1993-present), Smith Barney Inc.             None
      Age 63          ("Smith Barney"); Chairman (1993-present), Smith Barney
 Member Since 1995    Strategy Advisors, Inc.; President (1994-present), Smith
                      Barney Mutual Funds Management Inc.; Chairman and Director
                      of forty-one investment companies associated with Smith
                      Barney; Chairman, Board of Trustees, Drew University;
                      Trustee, The East New York Savings Bank; Advisory
                      Director, First Empire State Corporation; Chairman, Board
                      of Managers, seven Variable Annuity Separate Accounts of
                      The Travelers Insurance Company+; Chairman, Board of
                      Trustees, five Mutual Funds sponsored by The Travelers
                      Insurance Company++; prior to July 1993, Senior Executive
                      Vice President of Shearson Lehman Brothers Inc.

  Knight Edwards      Of Counsel (1988-present), Partner (1956-1988), Edwards &       None
      Age 73          Angell, Attorneys; Member, Advisory Board (1973-1994),
 Member Since 1983    thirty-one mutual funds sponsored by Keystone Group, Inc.;
                      Member, Board of Managers, seven Variable Annuity Separate
                      Accounts of The Travelers Insurance Company+; Trustee,
                      five Mutual Funds sponsored by The Travelers Insurance
                      Company++.

 Robert E. McGill,    Retired manufacturing executive. Director (1983-1995),          None
        III           Executive Vice President (1989-1994) and Senior Vice
      Age 65          President, Finance and Administration (1983-1989), The
 Member Since 1990    Dexter Corporation (manufacturer of specialty chemicals
                      and materials); Vice Chairman (1990-1992), Director
                      (1983-1995), Life Technologies, Inc. (life
                      science/biotechnology products); Director (1994-present),
                      The Connecticut Surety Corporation (insurance); Director
                      (1995-present) CN Bioscience, Inc. (life
                      science/biotechnology products); Director (1995-present),
                      Chemfab Corporation (specialty materials manufacturer);
                      Member, Board of Managers, seven Variable Annuity Separate
                      Accounts of The Travelers Insurance Company+; Trustee,
                      five Mutual Funds sponsored by The Travelers Insurance
                      Company++.

                                                                                   CONTRACTS
    NOMINEE FOR                                                                      OWNED
      TRUSTEE                            PRINCIPAL OCCUPATION                       12/31/96
-------------------   ----------------------------------------------------------   ----------
   Lewis Mandell      Dean, College of Business Administration (1995-present),        None
      Age 54          Marquette University; Professor of Finance (1980-1995) and
 Member Since 1990    Associate Dean (1993-1995), School of Business
                      Administration, and Director, Center for Research and
                      Development in Financial Services (1980-1995), University
                      of Connecticut; Director (1992-present), GZA
                      Geoenvironmental Tech, Inc. (engineering services);
                      Member, Board of Managers, seven Variable Annuity Separate
                      Accounts of The Travelers Insurance Company+; Trustee,
                      five Mutual Funds sponsored by The Travelers Insurance
                      Company++.

  Frances M. Hawk     Portfolio Manager (1992-present), HLM Management Company,       None
      Age 49          Inc. (investment management); Assistant Treasurer, Pen-
 Member Since 1991    sions and Benefits Management (1989-1992), United
                      Technologies Corporation (broad-based designer and
                      manufacturer of high technology products); Member, Board
                      of Managers, seven Variable Annuity Separate Accounts of
                      The Travelers Insurance Company+; Trustee, five Mutual
                      Funds sponsored by The Travelers Insurance Company++.

---------------
 + These seven Variable Annuity Separate Accounts are: The Travelers Growth and
   Income Stock Account for Variable Annuities; The Travelers Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Growth and Income Stock Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund; Cash Income Trust;
   Managed Assets Trust; Managed Assets Trust and The Travelers Series Trust.

 * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Director of Smith Barney, Inc., a wholly owned subsidiary of Travelers Group Inc. Mr. McLendon also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

     Prior to each annual meeting of Shareholders at which Trustees are to be elected, or if a vacancy in the Board of Trustees occurs between such meetings, the Nominating Committee of the Board of Trustees recommends candidates for nomination as Trustees. The members of the Nominating Committee are those members of the Board of Trustees not affiliated as employees of Travelers Group Inc. or its subsidiaries. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. During the fiscal year ended December 31, 1996, the Nominating Committee held one meeting. The Committee will consider potential nominees recommended by Shareholders. Any Shareholder desiring to present a candidate to the Committee for consideration should submit the name of the candidate, in writing, to the Trust's Secretary prior to December 31, 1997.

MEETINGS

     There were four meetings of the Board of Trustees during 1996. All members of the Board of Trustees attended at least 75% of the aggregate of its meetings and the meetings of the committees of which they were members.

COMPENSATION OF THE BOARD OF TRUSTEES

     Members of the Board of Trustees who are also employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Trustees who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate annual retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by Travelers Insurance and the five Mutual Funds sponsored by Travelers Insurance. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees of the Trust recommends approval of the Proposal to elect the five (5) members of the Board.

2.  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     It is proposed that Shareholders ratify the action of the Board of Trustees, taken on January 31, 1997 by a unanimous vote, cast in person, including those members of the Board of Trustees who are not interested persons of the Trust, to select the firm of KPMG Peat Marwick LLP as the independent accountants of the Trust for the fiscal year ending December 31, 1997. A representative from KPMG Peat Marwick LLP is expected to be present at the meeting with the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

     The Trust terminated its audit relationship with its former principal accountant, Coopers & Lybrand L.L.P. on January 31, 1997. On that same day, KPMG Peat Marwick LLP was engaged as principal accountant for the Trust. KPMG Peat Marwick LLP serves as the principal accountant for several other affiliated mutual funds. A representative of Coopers & Lybrand L.L.P. is expected to be present at the meeting with the opportunity to make a statement if desired, and to be available to respond to appropriate questions.

     The report by Coopers & Lybrand L.L.P. on the financial statements for fiscal years ended December 31, 1996 and 1995, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     The decision to change principal accountants was approved by the Board of Trustees on January 31, 1997, where it decided to engage KPMG Peat Marwick LLP as the principal accountant to audit the Trust's financial statements since it would promote consistency and possible economies of scale among affiliated mutual funds.

     During the past two years and any subsequent interim period preceding such termination, there were no disagreements with Coopers & Lybrand L.L.P. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of disagreement in connection with its report.

     Attached as Exhibit A is a letter addressed to the Securities and Exchange Commission from Coopers & Lybrand L.L.P. stating that Coopers & Lybrand L.L.P. agrees with the statements set forth above with respect to the change of principal accountants.

     The members of the Trust's Audit Committee consists of those members of the Board of Trustees not affiliated as employees of Travelers Group Inc. or its subsidiaries. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. The Audit Committee reviews the services performed by the auditors. During the fiscal year ended December 31, 1996, the Audit Committee held one meeting.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees of the Trust recommends approval of the Proposal to ratify the selection of KPMG Peat Marwick LLP as independent accountants.

3. PROPOSAL TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION OF THE TRUST CONCERNING RESTRICTED SECURITIES, WHILE RETAINING THE LIMITATION ON ILLIQUID SECURITIES.

     The Board of Trustees has approved, subject to shareholder vote, an amendment to the Trust's fundamental investment restrictions which would remove the limitation on the investment in restricted securities. The Trust's current fundamental investment restriction concerning restricted securities provides that:

          The [Trust] will not . . . (4) invest more than 10% of its assets in repurchase agreements maturing in more than seven days and other securities for which market quotations are not readily available, including restricted securities.

     This fundamental restriction limits investment in all restricted securities, including "liquid" and "illiquid" restricted securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a mutual fund has valued the investment. The staff of the Securities and Exchange Commission takes the position that an investment portfolio must limit investments in illiquid securities to 15% of the portfolio's assets. (This 1940 Act limitation is intended to insure that a portfolio has sufficient liquid assets to make timely payment for redeemed shares under normal market conditions.)

     The Board of Trustees believes that the current fundamental investment restriction set forth above is more restrictive than is necessary. The restriction encompasses both liquid and illiquid restricted securities. In addition, Rule 144A offerings, which are restricted securities, have become more prevalent in the marketplace as a means to finance a company's debt, rather than a public offering. The Trust would like to take greater advantage of purchasing restricted securities such as Rule 144A offerings.

     The Board recommends that Shareholders vote to amend the Trust's fundamental investment restriction concerning investments in restricted securities so that it is applicable only to illiquid restricted securities, and not liquid restricted securities. The Board proposes that Shareholders approve adopting the proposed fundamental investment restriction set forth below (change is shown in italics):

          The [Trust] will not . . . (4) invest more than 10% of its assets in repurchase agreements maturing in more than seven days and other illiquid securities.

     As discussed above, the Board of Trustees feels that the proposed fundamental investment restriction regarding restricted securities would enhance the Trust's investment flexibility and is in line with current securities market practice.

CONSIDERATIONS OF THE BOARD OF TRUSTEES

     After consideration of the relevant factors, the Board of Trustees of the Trust has determined that it is appropriate for shareholders to eliminate the Trust's fundamental investment restrictions to invest in restricted securities.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees of the Trust recommends approval of the Proposal to amend the Trust's fundamental investment restriction to enable the Trust to invest in restricted securities.

4.  OTHER BUSINESS

     The Board of Trustees knows of no other business to be presented at the meeting. The proxy card gives the persons named in the proxy the discretion to vote according to their best judgment if any other business properly comes before the meeting.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

     The Trust does not have annual or any other regularly scheduled meetings of Shareholders, and currently has no plans to hold another meeting of Shareholders of the Trust. All Shareholders proposals to be included in the Proxy Statement for the next meeting must be received by the Trust's Secretary at One Tower Square, Hartford, Connecticut 06183 within a reasonable time before the solicitation is made.

     It is suggested that beneficial Shareholders submit their proposals by Certified Mail -- Return Receipt Requested. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Shareholders.

THE INVESTMENT ADVISER

     TAMIC, One Tower Square, Hartford, Connecticut, serves as investment adviser to the Trust pursuant to an Investment Advisory Agreement dated December 30, 1992.

THE TRUST'S ADMINISTRATION

     Travelers Insurance, One Tower Square, Hartford, Connecticut 06183, is the administrator of the Trust. Travelers has entered into a subadministrative contract with an affiliate, Smith Barney Mutual Funds Management, Inc., to provide these services to the Trust.

OFFICERS OF THE TRUST

                   NAME:                    TITLE             POSITION HELD SINCE
          -----------------------  -----------------------  -----------------------
          Ernest J. Wright         Secretary                October 21, 1994
          Lewis E. Daldone         Senior Vice President    October 25, 1996
                                   and Treasurer

                              MANAGED ASSETS TRUST

                                PROXY STATEMENT
    VG-179                                                              1997

                              MANAGED ASSETS TRUST

    Proxy for a Special Meeting of Shareholders to be held on April 28, 1997

The undersigned, revoking all proxies heretofore given, hereby appoints Heath B. McLendon and Robert E. McGill, III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of Managed Assets Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Monday, April 28, 1997 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.


                                                                       WITHHOLD       FOR, except
Please vote by filling in the appropriate box           FOR            AUTHORITY      vote withheld
below, as shown, using blue or black ink                all             for all        for nominees
or dark pencil.  Do not use red ink. [ ]              nominees          nominees       listed below

1.  Election of the Board of Managers - Nominees:       [ ]               [ ]                [ ]
    Heath B. McLendon, Knight Edwards,
    Robert E. McGill, III, Lewis Mandell,
    and Frances M. Hawk.                                                  |_

                                                        FOR             AGAINST            ABSTAIN
2.  Ratification of the selection of KPMG               [ ]               [ ]                [ ]
    Peat Marwick, L.L.P. as independent accountants
    for the fiscal year ending December 31, 1997.
                                                        |_                |_                 |_

3.  To eliminate the fundamental investment
    restriction concerning restricted securities,
    while retaining the limitation on illiquid
    securities.                                         [ ]               [ ]                [ ]

   In their discretion, the Proxies are authorized to vote on any and all other business as may properly come before the meeting.

             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.          201

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                 PLEASE MARK, SIGN, DATE AND RETURN THIS
                                 PROXY CARD PROMPTLY USING THE ENCLOSED
                                 PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                 PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.

                                 DATE:                        ,1997
                                      -----------------------
                                 If signing in a representative capacity (as
                                 attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.
                                 ----------------------------------------------


                                 ----------------------------------------------
                                               Signature(s) if held
                                         jointly (Title(s), if required)     201